SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 18, 2004

Date of Report

(Date of earliest event reported)

SumTotal Systems, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

42-1607228
(Commission File No.)	(IRS Employer Identification Number)

2444 Charleston Road

Mountain View, California 94043

(Address of Principal Executive Offices)

(650) 934-9500

(Registrant’s Telephone Number, Including Area Code)

Item 2. Acquisition or Disposition of Assets

Effective 7:00 p.m. eastern standard time on March 18, 2004, pursuant to the Agreement and Plan of Reorganization, dated as of October 20, 2003, as amended November 13, 2003 and January 26, 2004 (the “Merger Agreement”), by and among Click2learn, Inc., a Delaware corporation (“Click2learn”), Docent, Inc., a Delaware corporation (“Docent”), SumTotal Systems, Inc., a Delaware corporation and formerly Hockey Merger Corporation (“SumTotal Systems”), and two acquisition subsidiaries of SumTotal Systems, Click2learn and Docent combined their businesses by merging with the separate acquisition subsidiaries of SumTotal Systems. As a result of the mergers, each of Click2learn and Docent became a wholly owned subsidiary of SumTotal Systems. In addition, each share of Click2learn common stock has been converted into 0.3188 shares of SumTotal Systems common stock and each share of Docent common stock has been converted into 0.7327 shares of SumTotal Systems common stock.

The issuance of SumTotal Systems common stock under the Merger Agreement was registered under the Securities Act of 1933 pursuant to SumTotal Systems’ registration statement on Form S-4 (File No. 333-110535) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on February 12, 2004. The joint proxy statement/prospectus included in the Registration Statement contains additional information about this transaction. Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934 (the “Exchange Act”), the SumTotal Systems common stock is deemed to be registered under Section 12(g) of the Exchange Act. Shares of SumTotal Systems common stock have been approved for listing on the Nasdaq National Market and will trade under the symbol “SUMT”. The description of SumTotal Systems common stock contained under the caption “Description of Newco Capital Stock Following the Transaction” in the joint proxy statement/ prospectus is incorporated by reference herein.

Click2learn’s common stock and Docent’s common stock were both registered pursuant to Section 12(g) of the Exchange Act and listed on the Nasdaq National Market. Each of Click2learn and Docent is delisting its common stock from the Nasdaq National Market and filing a Form 15 with the SEC to terminate its registration under the Exchange Act of its common stock.

SumTotal Systems’ fiscal year will end on the 31st day of December in each year. Click2learn has been deemed the acquiror for accounting purposes.

On March 18, 2004 SumTotal Systems issued a press release announcing the completion of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

To be filed by amendment not later than 60 days from the date this Report is required to be filed.

(b)	Pro Forma Financial Information

To be filed by amendment not later than 60 days from the date this Report is required to be filed.

(c)	Exhibits

2.1	Agreement and Plan of Reorganization dated as of October 20, 2003, as amended on November 13, 2003 and January 26, 2004, by and among Docent, Inc., Click2learn, Inc., SumTotal Systems, Inc. (formerly Hockey Merger Corporation), Devil Acquisition Corporation and Canuck Acquisition Corporation (Incorporated by reference from Annex A of the Joint Proxy Statement/Prospectus of the Registrant included in the Registration Statement on Form S-4 (File No. 333-110535)).

3.1	Amended and Restated Certificate of Incorporation of SumTotal Systems, Inc.

3.2	Amended and Restated Bylaws of SumTotal Systems, Inc.

4.1	Specimen Stock Certificate.

99.1	Press Release of SumTotal Systems, Inc. dated March 18, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2004

SumTotal Systems, Inc

By:	/s/ Neil J. Laird
Name:	Neil J. Laird
Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

(a)	Financial Statements of Businesses Acquired

To be filed by amendment not later than 60 days from the date this Report is required to be filed.

(b)	Pro Forma Financial Information

To be filed by amendment not later than 60 days from the date this Report is required to be filed.

(c)	Exhibits

2.1	Agreement and Plan of Reorganization dated as of October 20, 2003, as amended on November 13, 2003 and January 26, 2004, by and among Docent, Inc., Click2learn, Inc., SumTotal Systems, Inc. (formerly Hockey Merger Corporation), Devil Acquisition Corporation and Canuck Acquisition Corporation (Incorporated by reference from Annex A of the Joint Proxy Statement/Prospectus of the Registrant included in the Registration Statement on Form S-4 (File No. 333-110535)).

3.1	Amended and Restated Certificate of Incorporation of SumTotal Systems, Inc.

3.2	Amended and Restated Bylaws of SumTotal Systems, Inc.

4.1	Specimen Stock Certificate.

99.1	Press Release of SumTotal Systems, Inc. dated March 18, 2004.